UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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INOTEK PHARMACEUTICALS CORPORATION

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 29, 2015

Dear Inotek Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Inotek Pharmaceuticals Corporation, which will be held on June 24, 2015, at 3:00 p.m., Eastern Time, at Goodwin Procter, 53 State Street, Exchange Place, Boston, MA 02109.

The attached Notice of the Annual Meeting of Stockholders and proxy statement describes the formal business that we will transact at the Annual Meeting.

The Board of Directors of Inotek Pharmaceuticals Corporation (the “Board”) has determined that an affirmative vote on each matter that calls for an affirmative vote is in the best interest of Inotek Pharmaceuticals Corporation and its stockholders and unanimously recommends a vote “FOR” all such matters considered at the Annual Meeting.

Please promptly complete, sign and return the enclosed proxy card by mail or submit your voting instructions by Internet, whether or not you plan to attend the Annual Meeting.

Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you cannot attend.

On behalf of the Board and the employees of Inotek Pharmaceuticals Corporation we thank you for your continued support and look forward to seeing you at the Annual Meeting.

Sincerely yours,

David P. Southwell

President, Chief Executive Officer and Director

INOTEK PHARMACEUTICALS CORPORATION

131 Hartwell Avenue, Suite 105

Lexington, MA 02421

(781) 676-2100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE	June 24, 2015

TIME	3:00 p.m.

PLACE	Goodwin Procter, 53 State Street, Exchange Place, Boston, MA 02109

ITEMS OF BUSINESS

(1)	Election of the nominee named in the attached proxy statement as Director to serve on the Board for a three-year term;

(2)	Ratification of the appointment of McGladrey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015;

(3)	Ratification of the 2014 Stock Option and Incentive Plan; and

(4)	Consideration of any other business properly brought before the meeting and any adjournment or postponement thereof.

RECORD DATE

The record date for the Annual Meeting is April 28, 2015. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

PROXY VOTING

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please submit the enclosed proxy or voting instructions by mail, telephone or Internet. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Submitting a proxy or voting instructions will not prevent you from attending the Annual Meeting and voting in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By Order of the Board of Directors

Dale Ritter

Vice President—Finance

Lexington, Massachusetts

April 29, 2015

PROXY STATEMENT FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON June 24, 2015

EXPLANATORY NOTE

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year in which we have total annual gross revenues of $1 billion or more; (ii) December 31, 2020; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the SEC.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

When and where is our Annual Meeting?

We will hold our Annual Meeting on June 24, 2015 at 3:00 p.m. local time, at Goodwin Procter, 53 State Street, Exchange Place, Boston, MA 02109.

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Inotek Pharmaceuticals Corporation, or the Board, is soliciting your proxy to vote at the 2015 Annual Meeting of Stockholders. This proxy statement and proxy card is being mailed to stockholders on or about April 30, 2015. As used in this proxy statement, the “Company,” “we,” “us” and “our” refer to Inotek Pharmaceuticals Corporation. The term “Annual Meeting,” as used in this proxy statement, includes any adjournment or postponement of such meeting.

Who can vote at the Annual Meeting?

Only stockholders of record as of the close of business on April 28, 2015, will be entitled to vote at the Annual Meeting. On this date, there were 16,327,003 shares of common stock issued and outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on April 28, 2015, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card by mail or vote by proxy over the telephone or the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 28, 2015, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Simply complete and mail the proxy card and voting instructions to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank, if applicable. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of our outstanding shares entitled to vote at the Annual Meeting are present at the Annual Meeting in person or represented by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting or vote by proxy over the telephone or the Internet as instructed below. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairperson of the meeting or the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

What am I voting on and how many votes are needed to approve each proposal?

Proposal 1: Election of Director. The Director will be elected by a plurality of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote on the election of the Director. Plurality means that the individuals who receive the largest number of “FOR” votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Accordingly, the nominee receiving the most “FOR” votes will be elected as director.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm. The ratification of McGladrey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015, will require “FOR” votes from a majority of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote on this proposal.

Proposal 3: Ratification of the 2014 Stock Option and Incentive Plan. The ratification of the 2014 Stock Option and Incentive Plan will require “FOR” votes from a majority of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote on this proposal.

Abstentions and “broker non-votes” will not be counted as votes cast and will have no effect on the voting on the proposals referenced above.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-discretionary.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee may vote the shares with respect to matters that are considered to be “discretionary,” but may not vote the shares with respect to “non-discretionary” matters. The election of the Director (Proposal 1) and the ratification of the 2014 Stock Option and Incentive Plan (Proposal 3) are considered “non-discretionary” under applicable rules. The ratification of the appointment of our independent registered public accounting firm (Proposal 2) is a matter considered “discretionary” under applicable rules.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 28, 2015.

What does it mean if I receive more than one proxy card?

You may receive more than one proxy card if your shares are registered in more than one name or are registered in different accounts. Please vote in the manner described below under “How do I vote?” for each proxy card to ensure that all of your shares are voted.

How does the Board recommend that I vote my shares?

Unless you give other instructions on your proxy card, the persons named as proxies on the card will vote in accordance with the recommendations of the Board. The Board’s recommendation is set forth together with the description of each item in this proxy statement. The Board recommends a vote:

•	“FOR” the election of the nominee to the Board;

•	“FOR” the ratification of the appointment of McGladrey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

•	“FOR” the ratification of the 2014 Stock Option and Incentive Plan.

With respect to any other matter that properly comes before the Annual Meeting, the proxies will vote as recommended by the Board or, if no recommendation is given, in their own discretion in the best interest of the Company and its stockholders. As of the date of this proxy statement, the Board had no knowledge of any business other than that described herein that would be presented for consideration at the Annual Meeting.

How do I vote?

You may vote (1) “FOR,” to vote for the nominee to the Board; or (2) “WITHHOLD,” to withhold your vote from the nominee to the Board. For the other matters to be voted on, you may vote “FOR” or “AGAINST,” or you may “ABSTAIN” from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may (a) vote in person at the Annual Meeting or (b) vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card by mail or vote by proxy over the telephone or the Internet as instructed below to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy, as described under “May I change my vote after submitting my proxy card?” below.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•	To vote by proxy, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, the designated proxy holders will vote your shares as you direct.

•	To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and account number from the enclosed proxy card. Your vote must be received by 11:59 P.M., Eastern Time on June 23, 2015, to be counted.

•	To vote on the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and account number from the enclosed proxy card. Your vote must be received by 11:59 P.M., Eastern Time on June 23, 2015, to be counted.

If you sign the proxy card but do not make specific choices, your proxy will vote your shares “FOR” the nominee to the Board and “FOR” the ratification of McGladrey LLP as our independent registered public accounting firm.

If any other matter is presented, the proxies will vote as recommended by the Board or, if no recommendation is given, in their own discretion in the best interest of the Company and its stockholders. As of the date of this proxy statement, we know of no other matters that may be presented at the Annual Meeting, other than that listed in the Notice of Annual Meeting of Stockholders.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card and voting instructions to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker, bank or other agent, if applicable. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

May I change my vote after submitting my proxy card?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of the following four ways:

•	send a timely written revocation of the proxy to our Secretary;

•	submit a signed proxy card bearing a later date;

•	enter a new vote over the Internet or by telephone; or

•	attend and vote in person at the Annual Meeting.

If your shares are not registered in your own name, you will need the appropriate documentation from the stockholder of record to vote personally at the Annual Meeting. If your shares are held by your broker, bank or another party as a nominee or agent, you should follow the instructions provided by such party. Your personal attendance at the Annual Meeting does not revoke your proxy. Your last vote, prior to or at the Annual Meeting, is the vote that will be counted.

Who will bear the expense of soliciting proxies?

We will bear the cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by solicitation by telephone, via the Internet or in person by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

How can I find the voting results from the Annual Meeting?

Preliminary voting results will be announced at our Annual Meeting. Final voting results will be published in a Current Report on Form 8-K that we expect to file no later than four business days after the Annual Meeting. If final voting results are not available by the time we file the Form 8-K, we will disclose the preliminary results in the Form 8-K and, within four business days after the final voting results are known to us, file an amended Form 8-K to disclose the final voting results.

PROPOSAL 1

ELECTION OF DIRECTOR

Our Board currently comprises of seven directors. Our amended and restated certificate of incorporation provides for a classified Board consisting of three classes of directors, each of which shall consist, as nearly as may be possible, of one-third of the total number of directors. Currently, two classes consist of two directors and one class consists of three directors. Each class serves a staggered three-year term. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election. The terms of our Class I directors, David P. Southwell and Devang V. Kantesaria, M.D., will expire at the Annual Meeting, and the terms of our Class II directors and Class III directors will expire at the annual meeting of stockholders to be held in 2016 and 2017, respectively. Upon the recommendation of the nominating and corporate governance committee, our Board has nominated David P. Southwell for re-election as Class I director at the Annual Meeting. Devang V. Kantesaria, M.D., does not wish to stand for re-election at this time and his resignation will become effective on June 24, 2015. As a result, immediately following the Annual Meeting, our Board will comprise of six directors. Proxies cannot be voted for a greater number of individuals than the number of nominees.

There are no arrangements or understanding between any director, or nominee for directorship, pursuant to which such director or nominee was selected as a director or nominee. We know of no reason why the nominee may be unable to serve as a director. If the nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason the nominee proves unable or unwilling to stand for election, the Board will nominate alternates or reduce the size of the Board to eliminate the vacancy. The Board has no reason to believe that its nominee would prove unable to serve if elected. Proxies cannot be voted for a greater number of persons than the number of nominee named in this proxy statement.

Nominee for Election as Director

Set forth below are the names, ages, principal occupations, and business experience, as well as their prior service on the Board, if any, for the nominee for election as director at the Annual Meeting. Unless otherwise indicated, principal occupations shown for each director have extended for five or more years. If the nominee listed below is elected, he will hold office until the annual meeting of stockholders to be held in 2018 or until his successor has been duly elected and qualified.

Name	Age	Position(s) Held	Director Since
David P. Southwell	54	President, Chief Executive Officer and Director	2014

David P. Southwell has served as our President and Chief Executive Officer since July 2014, and as one of our directors since August 2014. Mr. Southwell received a B.A. from Rice University and an M.B.A. from Dartmouth College. From March 2010 to October 2012, Mr. Southwell served as Executive Vice President, Chief Financial Officer of Human Genome Sciences, Inc., or Human Genome Sciences, which is owned by GlaxoSmithKline plc. Prior to his time at Human Genome Sciences, Mr. Southwell served as Executive Vice President and Chief Financial Officer of Sepracor Inc. from July 1994 to July 2008. Mr. Southwell has also served on the board of directors of PTC Therapeutics Inc. since December 2005 and THL Credit, Inc. since June 2007. We believe that Mr. Southwell’s qualifications to sit on our Board include his broad experience serving on the boards of directors of public companies, his specific experience with public therapeutics companies and his executive leadership, managerial and business experience.

Vote Required

Directors are elected by a plurality of the votes cast at the meeting by the holders of shares present in person or represented by proxy and entitled to vote on the election of the director. The nominee receiving the highest number of “For” votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named above. If the nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our Board.

Our Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEE SET FORTH ABOVE.

Directors Continuing in Office

Set forth below are the names, ages, principal occupations, and business experience, as well as their prior service on the Board, for the remaining members of our Board whose terms continue beyond the Annual Meeting. Unless otherwise indicated, principal occupations shown for each director have extended for five or more years.

Name	Age	Term Expires	Position(s) Held	Director Since
Ittai Harel	47	2016	Director	2010
Paul G. Howes	60	2017	Director	2008
A.N. “Jerry” Karabelas	62	2017	Director	2012
Isai Peimer	37	2016	Director	2013
Martin Vogelbaum	51	2016	Director	2010

Ittai Harel has served as one of our directors since March 2010. Since July 2006, Mr. Harel has served in various roles, most recently as general partner, at Pitango Venture Capital, a provider of seed, growth and late-stage capital for core life sciences and technology companies. In connection with these positions, Mr. Harel currently serves on numerous boards of directors, including Vertos Medical, Inc., Valeritas, Inc., Lifebond Ltd. and EarlySense Ltd., also serving as Chairman of the boards of directors of Lifebond Ltd. and EarlySense Ltd. From February 2002 to June 2006, Mr. Harel held pharmaceutical product development strategy and business development roles at Nektar Therapeutics, including serving as Director of Corporate Development. Mr. Harel received a B.S. from Ben Gurion University and an M.B.A. from the Massachusetts Institute of Technology. We believe that Mr. Harel’s qualifications to sit on our Board include his extensive board and management experience, including with development stage life sciences companies.

Paul G. Howes has served as one of our directors since September 2008. Mr. Howes also served as our President and Chief Executive Officer from September 2008 to May 2013. Prior to his time with us, Mr. Howes served as President of the Americas Region of Bausch + Lomb Incorporated, which is now owned by Valeant Pharmaceuticals International, Inc., from July 2003 to February 2007. Prior to this time, Mr. Howes served in a variety of senior roles at Merck & Co., Inc. for sixteen years. Since May 2013, Mr. Howes has served as a member of the board of directors of various companies including: since May 2013, Kish Bancorp and Kish Bank, a financial conglomerate parent company and its community bank subsidiary; since November 2008, Prevent Blindness America, a vision-related charity for which Mr. Howes has served as Chairman since November 2013; since August 2014, ThromboGenics NV and ThromboGenics Inc., a global integrated biopharmaceutical company and its U.S.-based operating subsidiary. Mr. Howes received an A.B. from Harvard University and an M.B.A. from York University. We believe that Mr. Howes’ qualifications to sit on our Board include the intimate knowledge of our operations he developed as our President and Chief Executive Officer, his experience working with a public biopharmaceutical company and his executive leadership, managerial and business experience.

A.N. “Jerry” Karabelas, Ph.D. has served as one of our directors since July 2012 and previously served as one of our directors from February 2004 to January 2012, during which time he was the Chairperson of our board. Since December 2001, Mr. Karabelas has been a managing member at Care Capital II, LLC and Care Capital III, LLC, or Care Capital, a provider of capital for entrepreneurial private and public companies developing pharmaceuticals. Prior to his work at Care Capital, from July 2000 to September 2001, Mr. Karabelas was the founder and Chairman at Novartis BioVentures, which is owned by Novartis AG, or Novartis, a provider of capital for life sciences companies across the biotech, medical devices and diagnostics industries, prior to which Mr. Karabelas was the Chief Executive Officer of Novartis Pharma AG, which is owned by Novartis. In connection with his work at Care Capital, Mr. Karabelas has served on numerous boards of directors of pharmaceutical and therapeutics companies, including Renovo, plc, Vanda Pharmaceuticals, Inc. and NitroMed, Inc. Since June 2013, Mr. Karabelas served as Chairman of Polyphor AG. Mr. Karabelas also served as a member of the boards of directors of SkyePharma, plc from May 2001 to May 2009 and Human Genome Sciences. Mr. Karabelas received a B.S. from the University of New Hampshire and a Ph.D. from the Massachusetts College of Pharmacy. We believe that Mr. Karabelas’ qualifications to sit on our Board include his extensive experience in working with publicly held pharmaceuticals companies, advising developing life sciences, therapeutics and pharmaceuticals companies and his executive leadership, managerial and business experience.

Isai Peimer has served as one of our directors since May 2013. He is a Managing Director at MedImmune Ventures Inc., an investment company, a position he has held since August 2010. From September 2009 to August 2010, Mr. Peimer was an associate analyst at AllianceBernstein LP, a global asset management firm. From April 2008 to January 2009, he was a senior associate at Visium Asset Management, LP, a healthcare-focused investment fund. From June 2005 to April 2008, Mr. Peimer worked as an investment banker at J.P. Morgan & Co. and was a management consultant for the pharmaceutical and biotech sectors. In connection with his work at MedImmune Ventures, Inc., Mr. Peimer has served on numerous boards of directors of pharmaceutical and therapeutics companies, including Ambit Biosciences Corp., where he is a member of the Audit and Nominating and Corporate Governance Committees, Adheron Therapeutics Inc., where he is a member of the Compensation and Nominating and Corporate Governance Committees, and Corridor Pharmaceuticals, Inc., where he is a member of the Audit Committee. Mr. Peimer received a B.A. from Emory University and an M.B.A. from Dartmouth College. We believe that Mr. Peimer’s qualifications to sit on our Board include his experience on numerous committees of boards of directors of pharmaceutical companies and his work in advising developing life sciences companies.

Martin Vogelbaum has served as one of our directors since April 2010. Since May 2005, Mr. Vogelbaum has been a Partner at Rho Ventures, or Rho, a venture capital investment firm focused on companies in the healthcare, information technology, new media and multiple other sectors. Mr. Vogelbaum has served on numerous boards of directors private and public of biopharmaceutical companies, including Cara Therapeutics, Inc., where he has been a director since July 2010 through the present date, and NephroGenex, Inc., where he served as director from October 2013 to May 2014. Mr. Vogelbaum has more than twenty years of experience investing in life sciences companies at various stages of development and has co-founded more than a half dozen companies. Mr. Vogelbaum received an A.B. from Columbia University. We believe that Mr. Vogelbaum’s qualifications to sit on our Board include his experience in investing in and service on boards of directors of public and private biopharmaceuticals and therapeutics companies.

Information about Our Executive Officers

The following table identifies our executive officers and sets forth their current position(s) and their ages as of April 20, 2015.

Name	Age	Position(s) Held
David P. Southwell	54	President, Chief Executive Officer and Director
Rudolf Baumgartner, M.D.	55	Executive Vice President and Chief Medical Officer
William K. McVicar, Ph.D.	57	Executive Vice President and Chief Scientific Officer
Dale Ritter	64	Vice President—Finance, Treasurer and Secretary

You should refer to “Proposal 1: Election of Director” above for information about our President and Chief Executive Officer, David P. Southwell. Biographical information for our other executive officers, as of April 20, 2015, is set forth below.

Rudolf Baumgartner, M.D. has served as our Executive Vice President and Chief Medical Officer since June 2007. Dr. Baumgartner received a B.S. and an M.D. from Pennsylvania State University and completed post-doctoral training at the University of Michigan, Johns Hopkins University and the National Institutes of Health.

William K. McVicar, Ph.D. joined us in September 2007 as Executive Vice President, Pharmaceutical Development and has served as our Executive Vice President and Chief Scientific Officer since January 2009. Dr. McVicar also served as our interim President from May 2013 until August 2014. Dr. McVicar received a B.S. from the State University of New York College at Oneonta and a Ph.D. in Chemistry from the University of Vermont.

Dale Ritter joined us as a financial consultant in June 2014 and has served as our Vice President—Finance and Principal Financial and Accounting Officer, Treasurer and Secretary since August 2014. From May 2011 to November 2013, Mr. Ritter served in various roles at Coronado Biosciences, Inc., most recently as Senior Vice President, Finance and Chief Accounting Officer. From January 2011 to May 2011, Mr. Ritter served as an Independent Financial Consultant and from 1994 to 2009 Mr. Ritter served in various roles and most recently as Senior Vice President and Chief Accounting Officer at Indevus Pharmaceuticals, Inc. Mr. Ritter received a B.A. from Syracuse University and an M.B.A. from Babson College.

Information about the Board and Corporate Governance

Board of Directors

The Board oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board does not involve itself in the day-to-day operations of the Company. Our executive officers and management oversee the day-to-day operations. Our directors fulfill their duties and responsibilities by attending meetings of the Board, which are held from time to time.

The Board held 11 meetings during the year ended December 31, 2014. Each incumbent director attended at least 75% of the total of (i) the meetings of the Board held during the period for which he or she has been a director and (ii) the meetings of the committee(s) on which that director served during such period. It is our policy to encourage our directors to attend the Annual Meeting. We did not hold a 2014 Annual Meeting because we were not a public company during fiscal year 2014.

Board of Directors Independence

Under the listing requirements and rules of the NASDAQ Global Market, or NASDAQ, independent directors must compose a majority of a listed company’s board of directors. In addition, applicable NASDAQ rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating committees must be independent within the meaning of applicable NASDAQ rules. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Our Board has undertaken a review of the independence of each director and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. In making this determination, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. As a result of this review, our Board determined that Isai Peimer, Ittai Harel, Devang V. Kantesaria, M.D. and Martin Volgelbaum qualify as

“independent” directors within the meaning of the NASDAQ rules. As required under applicable NASDAQ rules, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. Mr. A.N. “Jerry” Karabelas, is the Chairperson of our Board and is also an independent director and, as such, he is authorized to call an executive session for our independent directors. The purpose of these executive sessions is to promote open and candid discussion among the non-employee directors.

Committees of the Board

The Board has three committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Now that we are a public company, continuing directors and our nominee for election as director will be required to attend the annual meeting of stockholders, barring significant commitments or special circumstances, and will also be required to participate in our committee meetings. This is our first annual meeting of stockholders since we became a public company in February 2015. We did not hold any audit, nominating and corporate governance, and compensation committee meetings for the year ended December 31, 2014. The following table provides membership information for each committee:

Name	Audit		Nominating and Corporate Governance		Compensation
Devang V. Kantesaria	X		X	*
Ittai Harel			X		X
Isai Peimer**	X	*	X		X
Martin Vogelbaum	X				X	*

*	Committee Chairman
**	Financial Expert

Audit Committee

The members of our audit committee include Mr. Isai Peimer, Mr. Devang V. Kantesaria and Mr. Martin Vogelbaum. Mr. Peimer serves as chair of the audit committee. The audit committee operates under a written charter that satisfies the applicable standards of the SEC and NASDAQ and which is available on our website at www.inotekpharma.com. The inclusion of our website address here and elsewhere in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

Our Board has determined that Mr. Isai Peimer, Mr. Devang V. Kantesaria, M.D. and Mr. Martin Vogelbaum are independent as independence is currently defined in Rule 5605 of the NASDAQ listing standards and Rule 10A-3 under the Exchange Act. In addition, our Board has determined that each member of the audit committee is financially literate and that Isai Peimer qualifies as an “audit committee financial expert” as defined in applicable SEC rules. In making this determination, our Board has considered the formal education and nature and scope of their previous experience, coupled with past and present service on various audit committees. The responsibilities of our audit committee include, among other things:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our consolidated financial statements;

•	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly consolidated financial statements and related disclosures as well as critical accounting policies and practices used by us;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•	recommending based upon the audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited consolidated financial statements shall be included in our Annual Report on Form 10-K;

•	monitoring the integrity of our consolidated financial statements and our compliance with legal and regulatory requirements as they relate to our consolidated financial statements and accounting matters;

•	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•	establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding ethics-related issues or potential violations of the Company’s Code of Business Conduct and Ethics;

•	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

•	reviewing quarterly earnings releases and scripts.

AUDIT COMMITTEE REPORT(1)

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2014, with management and our independent registered public accounting firm, McGladrey LLP. The Audit Committee has discussed with McGladrey LLP the matters required by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, Communications with Audit Committees. The Audit Committee has also received the written disclosures and the letter from McGladrey LLP required by applicable requirements of the PCAOB regarding McGladrey LLP’s communication with the Audit Committee concerning independence, and has discussed with McGladrey LLP the firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for filing with the Securities and Exchange Commission.

Inotek Pharmaceuticals Corporation

Audit Committee

Isai Peimer, Chairperson

Devang V. Kantesaria, M.D.

Martin Vogelbaum

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing we make under either the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Devang V. Kantesaria, M.D., Ittai Harel and Isai Peimer. Dr. Kantesaria serves as chairperson of the nominating and corporate governance committee. Our Board has determined that all members of our nominating and corporate governance committee are independent as independence is currently defined in Section 5605 of the NASDAQ listing standards. The nominating and corporate governance committee operates under a written charter that satisfies the applicable standards of NASDAQ and which is available on our website at www.inotekpharma.com. The inclusion of our website address here and elsewhere in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

The responsibilities of our nominating and corporate governance committee include, among other things:

•	developing and recommending to the Board for board and committee membership;

•	establishing procedures and a process for identifying and evaluating Board candidates, including nominees recommended by stockholders;

•	reviewing the size and composition of the Board to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•	identifying individuals qualified to become members of the Board;

•	recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;

•	developing and recommending to the Board a set of corporate governance guidelines;

•	overseeing the evaluation of the Board and its committees;

•	reviewing and reassign the adequacy of its charter and submitting any proposed changes to the Board for approval; and

•	periodically performing a performance evaluation of itself and reporting the results of such evaluation to the Board.

The nominating and corporate governance committee periodically determines the qualifications, qualities, skills and other expertise required to be a director and develops, subject to approval by the full Board, criteria to be considered in selecting nominees for director. Among other things, the nominating and corporate governance committee considers whether the Board reflects the balance of knowledge, experience, skills, expertise, integrity, ability to make analytical inquiries, and diversity as a whole that the committee deems appropriate. The nominating and corporate governance committee has not adopted a policy regarding the consideration of diversity in identifying director nominees. The process followed by the nominating and corporate governance committee to identify and evaluate director candidates includes requests to current directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and the Board. The nominating and corporate governance committee may use outside consultants to assist in identifying or evaluating candidates. Final approval of director candidates is determined by the full Board.

The nominating and corporate governance committee will consider qualified nominations for directors recommended by stockholders. In general, stockholder recommendations are evaluated on the same basis as any recommendation from members of the Board or management of the Company. Recommendations should be sent to our Secretary, c/o Inotek Pharmaceuticals Corporation, 131 Hartwell Avenue, Suite 105, Lexington, MA 02421. For additional information about our director nomination requirements, please see “Stockholder Proposals and Nominations” and our amended and restated bylaws.

Compensation Committee

The members of our compensation committee are Mr. Martin Vogelbaum, Mr. Isai Peimer and Mr. Ittai Harel. Mr. Martin Vogelbaum serves as chairperson of the compensation committee. All members of our compensation committee are independent as independence is currently defined in Section 5605 of the NASDAQ listing standards and qualify as outside directors under Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code. The compensation committee operates under a written charter that satisfies the applicable standards of NASDAQ and which is available on our website at www.inotekpharma.com. The inclusion of our website address here and elsewhere in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

The responsibilities of our compensation committee include, among other things:

•	approving the compensation and other terms of employment of our chief executive officer;

•	approving annually the corporate goals and objectives relevant to the compensation of our chief executive officer and assessing at least annually our chief executive officer’s performance against these goals and objectives;

•	approving or recommending to our Board the compensation of our directors and members of senior management;

•	reviewing at least annually the adequacy of our compensation committee charter and submit any proposed changes to the Board for approval;

•	reviewing and evaluating, at least annually, the performance of the compensation committee;

•	retaining or obtaining the advice of compensation consultants, legal counsel or other advisers;

•	reviewing and discussing with management the compensation discussion and analysis to be included in our annual proxy statement or Annual Report on Form 10-K; and

•	reviewing and discussing with the board of directors the corporate succession plans for our chief executive officer and other key officers.

As part of its process for approving or recommending to the Board the compensation for our senior executives other than our chief executive officer, the compensation committee reviews and considers the recommendations made by our chief executive officer. In fulfilling its responsibilities, the compensation committee may delegate any or all of its responsibilities to a subcommittee of the compensation committee, but only to the extent consistent with our amended and restated certificate of incorporation, amended and restated bylaws, Section 162(m) of the Code, NASDAQ rules, and other applicable law. In addition, pursuant to its charter, the compensation committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation.

Compensation Committee Interlocks and Insider Participation

Our compensation committee currently consists of Mr. Martin Vogelbaum, Mr. Isai Peimer and Mr. Ittai Harel. No member of our compensation committee has ever been an officer or employee of the Company. None of our executive officers serves as a member of the board of directors or compensation committee of any other entity that has one or more of its officers serving on our Board or compensation committee.

Board Leadership

A.N. “Jerry” Karabelas serves as Chairperson of our Board. Our Board believes that this leadership structure is appropriate for us, given Mr. Karabelas’s extensive experience with and knowledge of the pharmaceutical industry and his ability to effectively identify strategic priorities for the Company. Furthermore, our Board believes that Mr. Karabelas’s qualifications to be our Chairperson include his extensive experience in working with publicly held pharmaceuticals companies, advising developing life sciences, therapeutics and pharmaceuticals companies and his executive leadership, managerial and business experience. Mr. Karabelas chairs all Board meetings.

Risk Oversight

Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing the Company. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, and our audit committee is responsible for overseeing our significant financial and operational risk exposures and the steps our management has taken to monitor and control these exposures.

The audit committee also monitors compliance with legal and regulatory requirements, including managing violations of our Code of Business Conduct and Ethics .. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance guidelines and considers and approves or disapproves any related-persons transactions. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is available on our website at www.inotekpharma.com, under the corporate governance tab on our website. We intend to satisfy applicable disclosure requirements regarding an amendment to, or a waiver from, a provision of our code of business conduct and ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions, by posting such information on our website at the internet address set forth above. The inclusion of our website address here and elsewhere in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

Stockholder Communications with Our Board

Stockholders wishing to communicate directly with our Board may send correspondence to our Secretary, c/o Inotek Pharmaceuticals Corporation, 131 Hartwell Avenue, Suite 105, Lexington, MA 02421. Our Secretary will relay the information received to the Board. Stockholders may also visit our website at www.inotekpharma.com and select “Contact” to communicate online with us.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s stockholders are being asked by the audit committee of the Board to ratify the appointment of McGladrey LLP to serve as the Company’s independent registered public accounting firm. The audit committee is solely responsible for selecting the Company’s independent registered public accounting firm, and stockholder approval is not required to appoint McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. However, the Board believes that submitting the appointment of McGladrey LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain McGladrey LLP. If the selection of McGladrey LLP is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of the Company and its stockholders. Representatives of McGladrey LLP are expected to be present at the Annual Meeting. These representatives will be provided an opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions from stockholders.

Vote Required

The proposal to ratify the appointment of McGladrey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015, requires an affirmative vote of the majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal.

Our Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF MCGLADREY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Pre-Approval Policies and Procedures

Our audit committee pre-approves all audit and permissible non-audit services provided by McGladrey LLP. These services may include audit services, audit-related services, tax services and other services. Pre-approval may be given as part of the audit committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual case-by-case basis. All of the services described below were approved by our audit committee.

In 2014, we retained McGladrey LLP to provide audit services for the fiscal years ended December 31, 2014, 2013, and 2012, and for services in connection with our IPO which took place in February 2015. In the table below, audit fees reflects fees for audit services for the years ended December 31, 2014, December 31, 2013 and December 31, 2012. Audit-Related Fees reflects fees for IPO-related services performed in 2014.

2014
Audit Fees	$221,500
Audit-Related Fees	409,000
Tax Fees	—
All Other Fees	—

Total	$630,500

PROPOSAL 3

RATIFICATION OF THE 2014 STOCK OPTION AND INCENTIVE PLAN

Prior to our initial public offering, the Board of Directors and our stockholders approved our 2014 Stock Option and Incentive Plan (the “2014 Plan”). Under pertinent IRS regulations, grants made to “Covered Employees” (as defined in Section 162(m) of the Code) under the 2014 Plan prior to the earlier of (i) the material modification of the 2014 Plan or (ii) our 2019 annual meeting of stockholders (the “Reliance Period”) are not subject to the cap on the Company’s tax deduction imposed by Section 162(m) of the Code with respect to compensation in excess of $1,000,000 per Covered Employee in any year. The Board of Directors seeks stockholders ratification of the 2014 Plan so that certain grants made to Covered Employees under the 2014 Plan, including stock options, stock appreciation rights and restricted stock awards and restricted stock units subject to performance-based vesting, will continue to qualify as “performance-based compensation” under Section 162(m) of the Code beyond the Reliance Period and therefore be exempt from the cap on the Company’s tax deduction imposed by Section 162(m) of the Code. If the stockholders do not ratify the 2014 Plan, the Company will either not make grants to Covered Employees under the 2014 Plan after the Reliance Period or will seek stockholder approval of a new stock plan before the end of the Reliance Period.

Summary of Material Features of the 2014 Plan

The material features of the 2014 Plan are:

•	2,175,216 shares of common stock were initially reserved under the 2014 Plan. On January 1, 2016, and each January 1 thereafter, the number of shares reserved and available under the 2014 Plan will automatically increase by 4.0% of the number of shares of our common stock issued and outstanding on the immediately preceding December 31;

•	Shares of common stock that are forfeited, cancelled, held back upon the exercise or settlement of an award to cover the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of common stock or otherwise terminated (other than by exercise) under the 2014 Plan are added back to the shares of common stock available for issuance under the 2014 Plan;

•	Shares of common stock reacquired by the Company on the open market will not be added to the reserved pool under the 2014 Plan;

•	The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock awards, restricted stock units, unrestricted stock awards, cash-based awards, performance share awards and dividend equivalent rights is permitted;

•	No dividends or dividend equivalents may be paid on full value shares subject to performance vesting until such shares are actually earned upon satisfaction of the performance criteria;

•	Without stockholder approval, the exercise price of stock options and stock appreciation rights will not be reduced and stock options and stock appreciation rights will not be otherwise repriced through cancellation in exchange for cash, other awards or stock options or stock appreciation rights with a lower exercise price;

•	Any material amendment to the 2014 Plan is subject to approval by our stockholders;

•	The Board may amend or discontinue the 2014 Plan at any time, or amend or cancel any outstanding awards, for the purpose of satisfying changes in law or for any other lawful purpose; and

•	The term of the 2014 Plan will expire on November 18, 2024.

Based solely on the closing price of our common stock as reported by The NASDAQ Global Select Market on April 23, 2015, and the maximum number of shares that would have been available for awards as of such date, the maximum aggregate market value of the common stock that could potentially be issued under the 2014 Plan is $6.1 million.

Qualified Performance-Based Compensation under Section 162(m) of the Code

To ensure that certain awards granted under the 2014 Plan to Covered Employees qualify as “performance-based compensation” under Section 162(m) of the Code, the 2014 Plan provides that the compensation committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria that may include any or all of the following: (1) total shareholder return, (2) earnings before interest, taxes, depreciation and amortization, (3) net income (loss) (either before or after interest, taxes, depreciation and/or amortization), (4) changes in the market price of the common stock, (5) economic value-added, (6) funds from operations or similar measure, (7) sales or revenue, (8) achievement of specified research and development, publication, clinical and/or regulatory milestones, (9) acquisitions or strategic transactions, including licenses, collaborations, joint ventures or promotional arrangements, (10) operating income (loss), (11) cash flow (including, but not limited to, operating cash flow and free cash flow), (12) return on capital, assets, equity or investment, (13) return on sales, (14) gross or net profit levels, (15) productivity, (16) expense, (17) margins, (18) operating efficiency, (19) customer satisfaction, (20) working capital, (21) earnings (loss) per share of common stock, (22) sales or market shares and (23) number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The compensation committee will select the particular performance criteria within 90 days following the commencement of a performance cycle. Subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not exceed 1,000,000 shares of common stock for any performance cycle and options or stock appreciation rights with respect to no more than 1,000,000 of common stock may be granted to any one individual during any calendar year period. If a performance-based award is payable in cash, it cannot exceed $1,000,000 for any performance cycle.

The Board of Directors believes that it is important to maintain our flexibility to make awards to Covered Employees beyond the Reliance Period and to preserve our tax deduction for awards that qualify as “performance-based compensation” under Section 162(m) of the Code.

Summary of the 2014 Plan

The following description of certain features of the 2014 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2014 Plan, which is attached hereto as Appendix A.

Plan Administration. The 2014 Plan is administered by the compensation committee. The compensation committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2014 Plan. The compensation committee may delegate to our chief executive officer the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not subject to Section 162(m) of the Code, subject to certain limitations and guidelines.

Eligibility. Persons eligible to participate in the 2014 Plan are those full or part-time officers, employees, non-employee directors and other key persons (including consultants) of the Company and its subsidiaries as selected from time to time by the compensation committee in its discretion. As of April 23, 2015, approximately 12 individuals are currently eligible to participate in the 2014 Plan, which includes 4 officers, 2 employees who are not officers, and 6 non-employee directors.

Plan Limits. 2,175,216 shares of common stock were initially reserved under the 2014 Plan. On January 1, 2016, and each January 1 thereafter, the number of shares reserved and available under the 2014 Plan will automatically increase by 4.0% of the number of shares of our common stock issued and outstanding on the immediately preceding December 31. The maximum award of stock options or stock appreciation rights granted to any one individual will not exceed 1,000,000 shares of common stock (subject to adjustment for stock splits and similar events) for any calendar year period. If any award of restricted stock, restricted stock units or performance shares granted to an individual is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award shall not exceed 1,000,000 shares of common stock (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle. If any cash-based award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award to be paid in cash in any performance cycle may not exceed $1,000,000. In addition, no more than 2,175,216 shares of common stock may be issued in the form of incentive stock options, such number to be cumulatively increased on each January 1 by the lesser of 4.0% of the number of shares of common stock outstanding on the immediately preceding December 31 or 2,175,216 shares of common stock.

Stock Options. The 2014 Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the 2014 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons. The option exercise price of each option will be determined by the compensation committee but may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be the last reported sale price of the shares of common stock on The NASDAQ Global Select Market on the date of grant. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the compensation committee and may not exceed ten years from the date of grant. The compensation committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the compensation committee. In general, unless otherwise permitted by the compensation committee, no option granted under the 2014 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the compensation committee or by delivery (or attestation to the ownership) of shares of common stock that are not then subject to any restrictions under any Company plan. Subject to applicable law, the exercise price may also be delivered to us by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the compensation committee may permit non-qualified options to be exercised using a net exercise feature, which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The compensation committee may award stock appreciation rights subject to such conditions and restrictions as the compensation committee may determine. Stock appreciation rights entitle the recipient to shares of common stock equal to the value of the appreciation in the stock price over the exercise price. The exercise price may not be less than the fair market value of the common stock on the date of grant. The maximum term of a stock appreciation right is ten years.

Restricted Stock Awards. The compensation committee may award shares of common stock to participants subject to such conditions and restrictions as the compensation committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with us through a specified restricted period.

Restricted Stock Units. The compensation committee may award restricted stock units to any participants. Restricted stock units are ultimately payable in the form of shares of common stock and may be subject to such conditions and restrictions as the compensation committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with the Company through a specified vesting period or for board fees in lieu of cash compensation. In the compensation committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of restricted stock units, subject to the participant’s compliance with the procedures established by the compensation committee and requirements of Section 409A of the Code. During the deferral period, the restricted stock units may be credited with dividend equivalent rights.

Unrestricted Stock Awards. The compensation committee may also grant shares of common stock that are free from any restrictions under the 2014 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Cash-Based Awards. The compensation committee may grant cash bonuses under the 2014 Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals (as summarized above).

Performance Share Awards. The compensation committee may grant performance share awards to any participant that entitle the recipient to receive shares of common stock upon the achievement of certain performance goals (as summarized above) and such other conditions as the compensation committee shall determine.

Dividend Equivalent Rights. The compensation committee may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights may be granted as a component of another award (other than a stock option or stock appreciation right) or as a freestanding award. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

Sale Event Provisions. The 2014 Plan provides that upon the effectiveness of a “sale event,” as defined in the 2014 Plan, the 2014 Plan and all awards thereunder will terminate, unless the parties to the sale event agree that such awards will be assumed or continued by the successor entity. In the event of such termination, (i) we may make or provide for a cash payment to participants holding options and stock appreciation rights, in exchange for the cancellation thereof, equal to the difference between the per share cash consideration in the sale event and the exercise price of the options or stock appreciation rights, (ii) each participant shall be permitted, within a specified period of time prior to the consummation of the sale event, as determined by the compensation committee, to exercise all outstanding options and stock appreciation rights (to the extent then exercisable) held by such participant, or (iii) we may fully vest all outstanding awards.

Adjustments for Stock Dividends, Stock Splits, Etc. The 2014 Plan requires the compensation committee to make appropriate adjustments to the number of shares of common stock that are subject to the 2014 Plan, to certain limits in the 2014 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the 2014 Plan are responsible for the payment of any federal, state or local taxes that we are required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Subject to approval by the compensation committee, participants may elect to have the minimum tax withholding obligations satisfied by authorizing the Company to withhold shares of common stock to be issued pursuant to exercise or vesting.

Amendments and Termination. The Board of Directors may at any time amend or discontinue the 2014 Plan and the compensation committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under NASDAQ rules, any amendments that materially change the terms of the 2014 Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the compensation committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the 2014 Plan qualifies as performance-based compensation under Section 162(m) of the Code.

Effective Date of 2014 Plan. The Board of Directors adopted the 2014 Plan on November 18, 2014 and it was subsequently approved by our stockholders on the same date and became effective immediately prior to the consummation of our initial public offering. No awards may be granted under the 2014 Plan after the date that is ten years from the date of stockholder approval.

Plan Benefits

Because the grant of awards under the 2014 Plan is within the discretion of the compensation committee, we cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the 2014 Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the 2014 Plan, the following table provides information concerning the benefits that were received by the following persons and groups during calendar year 2014: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all employees who are not executive officers, as a group.

Name and Position	Options Average Exercise Price ($)	Number (#)
David P. Southwell	4.342	398,497
Rudolf Baumgartner	4.342	199,248
William K. McVicar	4.342	199,248
Dale Ritter	4.342	43,982
All current executive officers, as a group	4.342	840,975
All current directors who are not executive officers, as a group	4.342	59,142
All current employees who are not executive officers, as a group	—	—

Tax Aspects under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2014 Plan. It does not describe all federal tax consequences under the 2014 Plan, nor does it describe state or local tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the exercise price thereof and (ii) the Company will be entitled to deduct such amount. Special rules apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally, (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and the Company receives a tax deduction for the same amount and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. The Company generally will be entitled to a tax deduction in connection with an award under the 2014 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments,” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, the Company’s deduction for certain awards under the 2014 Plan may be limited to the extent that the chief executive officer or other executive officer whose compensation is required to be reported in the summary compensation table (other than the principal financial officer) receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The 2014 Plan is structured to allow certain awards to qualify as performance-based compensation.

Vote Required and Board of Directors’ Recommendation

The approval of Proposal 3 requires that a majority of the votes properly cast vote FOR this proposal. Shares that are voted “abstain” and broker “non-votes” will not affect the outcome of this proposal.

Our Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE 2014 STOCK OPTION AND INCENTIVE PLAN.

EXECUTIVE COMPENSATION

The discussion and tabular disclosure that follows describes our executive compensation program during the fiscal years ended December 31, 2014 and 2013, relating to the following individuals: David P. Southwell, Rudolf Baumgartner, William K. McVicar and Dale Ritter, our “named executive officers.”

Summary Compensation Table

The following table sets forth the portion of compensation paid to the named executive officers that is attributable to services performed during the fiscal year ended December 31, 2014 and 2013.

Name and principal position	Fiscal Year	Salary ($)	Bonus ($)		Option awards ($)(6)	Non-equity incentive plan compensation ($)	All Other Compensation ($)(7)	Total ($)
David P. Southwell(1)	2014	115,385	38,712		1,326,000	—		1,480,091
President and Chief Executive Officer	2013
Rudolf Baumgartner, M.D.	2014	337,816	109,454	(2)	663,000	—	7,800	1,118,070
Executive Vice President and Chief Medical Officer	2013	322,438	25,000	(3)	—	—	7,275	354,713
William K. McVicar, Ph.D.	2014	304,562	85,912	(4)	663,000	—	7,800	1,061,274
Executive Vice President and Chief Scientific Officer	2013	290,698	25,000	(3)	—	—	7,275	322,973
Dale Ritter(5)	2014	75,519	26,608		146,000	—		248,127
Vice President—Finance	2013	—	—		—	—		—

(1)	Mr. Southwell was hired by us on August 11, 2014. Pursuant to an employment agreement with us as described below, Mr. Southwell will receive an annual base salary of $300,000. Bonus for Mr. Southwell in 2014 represents amounts earned in 2014 and paid in 2015.
(2)	Represents $25,000 bonus for the achievement of a clinical milestone and $84,454 related to 2014 performance which was earned in 2014 and paid to Dr. Baumgartner in 2015.
(3)	Reflects the amount paid under retention bonus agreements we entered into with Dr. Baumgartner and Dr. McVicar. The material terms of these retention agreements are described below in the “Executive Agreements” section.
(4)	Represents $25,000 related to the achievement of a clinical milestone and $60,912 related to 2014 performance which was earned in 2014 and paid to Dr. McVicar in 2015.
(5)	Mr. Ritter was hired by us on August 28, 2014 after serving as a consultant from June 3, 2014 to August 27, 2014. Pursuant to an employment agreement with us as described below, Mr. Ritter will receive an annual base salary of $255,000. Bonus for Mr. Ritter in 2014 represents amounts earned in 2014 and paid in 2015.
(6)	On August 28, 2014, the Board of Directors granted an aggregate of 840,975 stock options at an exercise price of $4.342 per share, the fair market value of the common stock as determined by the Board of Directors to the named executive officers as follows: (i) Mr. Southwell, 398,497 shares pursuant to his employment agreement; (ii) Dr. Baumgartner, 199,248 shares; (iii) Dr. McVicar, 199,248 shares; and (iv) Mr. Ritter, 43,982 shares. All stock options granted have a ten-year term and will vest 25% on the one-year anniversary of that grant date and remaining 75% will vest equally over the following 36 monthly anniversaries. However, these stock options would not be exercisable unless and until the Company consummated the IPO prior to the one-year anniversary of the grant date, which occurred on February 17, 2015.
(7)	Consists of matching contributions pursuant to the Company’s 401(k) Plan.

Executive Agreements

We have entered into employment agreements with certain of our named executive officers. These employment agreements will provide for “at will” employment and contain the additional terms summarized below:

David P. Southwell. On August 11, 2014, we entered into an employment agreement with Mr. Southwell, our President and Chief Executive Officer. Mr. Southwell currently receives a base salary of $300,000, which is subject to review and adjustment in accordance with our corporate policy. Mr. Southwell is eligible for an annual performance bonus with a target amount of 30% of his base salary, pro-rated for 2014 based on Mr. Southwell’s start date with us, payable at the discretion of our Board or compensation committee. Mr. Southwell is eligible to participate in our employee benefit plans in effect from time to time, subject to the terms of those plans. Subject to the execution and effectiveness of a separation agreement, including, among other things, a general release of claims, Mr. Southwell will be eligible to receive the following payments and benefits in the event that his employment is terminated by us without cause or he terminates his employment with us for good reason: base salary continuation for twelve months; if Mr. Southwell is participating in our group health plan immediately prior to the date of termination and elects COBRA health continuation, we will pay him a monthly cash payment equal to the monthly employer contribution we would have made to provide him health insurance if he had remained employed by us until twelve months following the date of termination; and the portion of the stock options and other time-based equity awards held by Mr. Southwell as of the date of termination that would have vested in the twelve months following termination of his employment had he remained employed by us through such date shall immediately accelerate and become fully vested as of the date of termination.

Rudolf Baumgartner, M.D. On May 2, 2007, we entered into an employment agreement with Dr. Baumgartner, our Executive Vice President and Chief Medical Officer, which we amended on December 23, 2008 and October 9, 2009. Dr. Baumgartner currently receives a base salary of $338,560, which is subject to review and adjustment in accordance with our corporate policy. Dr. Baumgartner is eligible for an annual performance bonus with a target amount of 25% of his base salary. Dr. Baumgartner is eligible to participate in our employee benefit plans in effect from time to time, subject to the terms of those plans. We also entered into a retention bonus agreement with Dr. Baumgartner on June 24, 2013 pursuant to which Dr. Baumgartner has received a one-time retention bonus payment of $12,500 and a one-time milestone bonus payment of $12,500 in 2013 and a one-time milestone payment of $25,000 in 2014. Subject to the execution and effectiveness of a separation agreement, including, among other things, a general release of claims, Dr. Baumgartner will be eligible to receive the following payments and benefits in the event that his employment is terminated by us without cause or he terminates for good cause: base salary continuation for twelve months; and a monthly cash payment equal to the monthly employer contribution to provide him health and dental insurance coverage if he had remained employed by us until twelve months following the date of termination. The receipt of the severance payments and benefits set forth above shall be conditioned upon Dr. Baumgartner not violating the terms of a restrictive covenant agreement.

William K. McVicar, Ph.D. On August 23, 2007, we entered into an employment agreement with Dr. McVicar, our Executive Vice President and Chief Scientific Officer, which we amended on December 23, 2008 and October 9, 2009. Dr. McVicar currently receives a base salary of $305,233, which is subject to review and adjustment in accordance with our corporate policy. Dr. McVicar is eligible for an annual performance bonus with a target amount of 20% of his base salary, payable at the discretion of our Board. Dr. McVicar is eligible to participate in our employee benefit plans in effect from time to time, subject to the terms of those plans. We also entered into a retention bonus agreement with Dr. McVicar on June 24, 2013 pursuant to which Dr. McVicar has received a one-time retention bonus payment of $12,500 and one-time milestone bonus payments of $12,500 in 2013 and a one-time milestone payment of $25,000 in 2014. Subject to the execution and effectiveness of a separation agreement, including, among other things, a general release of claims, Dr. McVicar will be eligible to receive the following payments and benefits in the event that his employment is terminated by us without cause or he terminates for good cause: base salary continuation for twelve months. The receipt of the severance payments and benefits set forth above shall be conditioned upon Dr. McVicar not violating the terms of a restrictive covenant agreement.

Dale Ritter. On August 28, 2014, we entered into an employment agreement with Mr. Ritter, our Vice President—Finance. Mr. Ritter currently receives an annual base salary of $255,000. Mr. Ritter is eligible for an annual performance bonus with a target amount of 30% of his annualized base salary, pro-rated for 2014 based on Mr. Ritter’s start date with us, payable at the discretion of our president and chief executive officer and our Board. Mr. Ritter is eligible to participate in our employee benefit plans in effect from time to time, subject to the terms of those plans. Subject to the execution and effectiveness of a separation agreement, including, among other things, a general release of claims, Mr. Ritter will be eligible to receive base salary continuation for six months in the event that his employment is terminated by us without cause. The receipt of the severance payments and benefits set forth above shall be conditioned upon Mr. Ritter not violating the terms of a restrictive covenant agreement.

Subject to the execution and effectiveness of a separation agreement, including, among other things, a general release of claims, each named executive officer will be eligible to receive the payments and benefits set forth below in the event that his employment is terminated by us without cause or the named executive officer terminates his employment with us for good reason, in either case within twelve months after a “change in control.” With the exception of the payments and benefits for which Mr. Southwell is eligible, the payments and benefits described below are in addition to, not in lieu of, the payments set forth above. With respect to Mr. Southwell, the payments and benefits described below are in lieu of the payments set forth above.

•	A one-time lump payment equal to eighteen months base salary within forty five days of termination for Mr. Southwell.

Equity Incentive Awards

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning outstanding equity awards for each of our named executive officers as of December 31, 2014.

	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable (1)	Per share option exercise price ($)	Option expiration date
David P. Southwell		398,497	4.342	8/28/2024
Rudolf Baumgartner, M.D.	2,170		40.578	6/3/2017
	197		40.578	3/20/2018
		199,248	4.342	8/28/2024
William K. McVicar, Ph.D.	1,269		40.578	9/18/2017
	462		40.578	12/31/2018
	115		40.578	3/20/2018
		199,248	4.342	8//28/2024
Dale Ritter		43,982	4.342	8/28/2024

(1)	All stock options granted have a ten-year term and will vest 25% on the one-year anniversary of that grant date and the remaining 75% will vest equally over the following 36 monthly anniversaries. However, these stock options would not be exercisable unless and until the Company consummated its initial public offering prior to the one-year anniversary of the grant date, which occurred on February 17, 2015.

DIRECTOR COMPENSATION

Director Compensation Table

The following table presents the total compensation for each person who served as a member of our Board during 2014. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our Board in 2014. David P. Southwell, who is also our President and Chief Executive Officer, receives no compensation for his service as a director, and, consequently, is not included in this table.

Our Board adopted a formal director compensation policy for all of our non-employee directors that became effective upon the closing of our initial public offering.

Director Compensation Table—2014

Director name(1)	Fees earned or paid in cash ($)	Option awards ($)		All other compensation ($)	Total ($)
Ittai Harel	—	28,356	(3)	—	28,356
Paul G. Howes	—	28,356	(3)	—	28,356
Devang V. Kantesaria, M.D.	—	28,356	(3)	—	28,356
A.N. “Jerry” Karabelas, Ph.D.	—	28,356	(3)	—	28,356
Michael Loberg, Ph.D.(2)	—	—		—	—
Isai Peimer	—	28,356	(3)	—	28,356
Martin Vogelbaum	—	28,356	(3)	—	28,356

(1)	As of December 31, 2014, our directors held the following aggregate numbers of stock options and stock awards, respectively: Mr. Harel, 9,857 and 0, respectively; Mr. Howes, 16,017 and 0, respectively; Dr. Kantesaria, 9,857 and 0, respectively; Mr. Karabelas, 9,857 and 0, respectively; Dr. Loberg, 0 and 0, respectively; Mr. Peimer, 9,857 and 0, respectively; and Mr. Vogelbaum, 9,857 and 0, respectively.
(2)	Dr. Loberg resigned from our Board in July 2014.
(3)	Represents options to purchase 9,857 shares of our common stock granted to each director (other than Dr. Loberg) on August 28, 2014 with an exercise price of $4.342 per share.

Post IPO Non-Employee Director Compensation

The Company adopted a non-employee director compensation policy that became effective upon the Company’s IPO in February 2015. The purpose of this policy is to provide a total compensation package that enables the Company to attract and retain, on a long-term basis, high-caliber directors who are not employees or officers of the Company. For service on the board of directors, annual cash retainers will be paid, on a quarterly basis, as follows: for board members, $35,000, for the non-executive chairperson, $65,000. In addition to cash retainers for service on the board of directors, additional cash retainers will be paid for service on committees of the board of directors. For service on the Audit Committee, annual cash retainers will be paid as follows: for committee members, $7,500, for the chairperson, $15,000. For service on the Compensation Committee, annual cash retainers will be paid as follows: for committee members, $5,000, for the chairperson, $10,000. For service on the Nominating and Corporate Governance Committee, annual cash retainers will be paid as follows: for committee members, $3,000, for the chairperson, $7,500.

In addition, each new non-employee director upon his/her election to the Board will receive a one-time option grant to purchase shares of the Company’s common stock, par value $0.01 per share in such amount and on such terms as authorized by the Board, or by a committee appointed by the Board. On the date of each Annual Meeting of Stockholders, an annual option will be granted to each non-employee director serving on the Board immediately following the Company’s annual meeting of stockholders to purchase shares of common stock in such amount and on such terms as authorized by the Board, or by a committee appointed by the Board.

All of the foregoing option grants will have an exercise price equal to the fair market value of a share of common stock on the date of grant.

TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures for Related Person Transactions

All related person transactions are reviewed and approved by our audit committee. This review covers any material transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, and a related person had or will have a direct or indirect material interest, including, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. A “related person” is any person who is or was one of our executive officers, directors or director nominees or is a holder of more than 5% of our common stock, or their immediate family members or any entity owned or controlled by any of the foregoing persons.

Certain Related-Person Transactions

Other than compensation arrangements with directors and executive officers, which are described where required under “Executive Compensation—Executive Agreements” and “Director Compensation,” we have no other related-party transactions that are subject to disclosure in accordance with our policies and procedures for related party transactions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of our capital stock as of March 31, 2015 by:

•	each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our capital stock;

•	our named executive officers;

•	each of our other directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. A person is deemed to be a beneficial holder of our common stock if that person has or shares voting power, which includes the power to vote or direct the voting of our common stock, or investment power, which includes the power to dispose of or to direct the disposition of such capital stock. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all common stock shown as beneficially owned by them.

The table lists applicable percentage ownership based on 16,327,003 shares of common stock outstanding as of March 31, 2015. Unless otherwise noted below, the address of each person listed on the table is c/o Inotek Pharmaceuticals Corporation, 131 Hartwell Avenue, Suite 105, Lexington, MA 02421.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days after March 31, 2015. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Name of beneficial owner	Number of shares beneficially owned	Percentage of shares beneficially owned
5% Stockholders
Devon Park Associated Entities(1)	3,253,566	19.9%
Rho Ventures Entities(2)	2,870,584	17.6%
Care Capital Entities(3)	2,277,139	13.9%
MedImmune Ventures, Inc.(4)	1,917,906	11.7%
Pitango Venture Capital Fund Entities(5)	1,292,584	7.9%

Named executive officers and directors
David P. Southwell	—	*
Rudolf Baumgartner, M.D.(6)	128,009	*
William K. McVicar, Ph.D.(7)	108,166	*
Dale Ritter	—	*
Ittai Harel(8)	9,857	*
Paul G Howes(9)	117,506	*
Devang V. Kantesaria, M.D(1)	3,253,566	19.9%
A.N. “Jerry” Karabelas, Ph.D.(10)	2,286,996	14.0%
Isai Peimer(11)	1,927,763	11.8%
Martin Vogelbaum(12)	9,857	*
All directors and executive officers as a group (10 persons)(13)	7,841,720	47.8%

*	Represents beneficial ownership of less than one percent.
(1)	Consists of (a) 3,243,709 shares beneficially owned by Devon Park Bioventures, L.P. and (b) 9,857 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2015 beneficially owned by Devon Park Associates, L.P. The general partner of Devon Park Bioventures, L.P. is Devon Park Associates, L.P. and Devon Park Associates, LLC is the general partner of Devon Park Associates, L.P. Messrs. Devang V. Kantesaria, a member of our board, Christopher Moller and Marc Ostro are the managing members of Devon Park Associates, LLC. Each such managing director may be deemed to have shared voting and investment power over the shares held by Devon Park Associates Entities as described above. The address for Devon Park Associates Entities is 1400 Liberty Ridge Drive, Suite 103, Wayne, Pennsylvania, 19087.
(2)	Consists of (a) 892,415 shares beneficially owned by Rho Ventures IV (QP), L.P. (“Rho QP”), (b) 930,029 shares beneficially owned by Rho Ventures IV GmbH & Co. BETEILIGUNGS KG (“Rho GmbH”), (c) 751,579 shares beneficially owned by Rho Ventures IV Holdings LLC (“Rho Holdings”), (d) 168,850 shares beneficially owned by Rho Ventures IV, L.P. (“Rho IV”) and (e) 127,711 shares beneficially owned by Rho Ventures IV-A, L.P. (“Rho IV-A”). The voting and dispositive decisions with respect to the shares held by Rho IV, Rho Holdings, Rho IV-A, and Rho QP are made by the following managing members of their general partner or managing member, Rho Management Ventures IV, L.L.C.: Mark Leschly, Habib Kairouz and Joshua Ruch. The voting and dispositive decisions with respect to the shares held by Rho GmbH are made by the following managing directors of its general partner, Rho Capital Partners Verwaltungs GmbH: Mark Leschly, Habib Kairouz and Joshua Ruch. The address for the Rho Venture Entities is 152 West 57th Street, 23rd Floor, New York, New York 10019.
(3)

Consists of (a) 713,077 shares beneficially owned by Care Capital Investments II, LP. (“Investments II”), (b) 1,490,240 shares beneficially owned by Care Capital Investments III, L.P (“Investments III”), (c) 48,938 shares beneficially owned by Care Capital Offshore Investments II, L.P. (“Offshore II”) and (d) 24,884 shares beneficially owned by Care Capital Offshore Investments III, LP. (“Offshore III”) The voting and disposition of the shares held by Investments II and Offshore II is determined by the following managing members of their general partner, Care Capital II, LLC: A.N. “Jerry” Karabelas, Ph.D., a member of our Board of Directors, Jan Leschly and David R. Ramsay. The voting and disposition of the shares held by Investments III and Offshore III is determined by the following managing members of their general partner, Care Capital III, LLC: A.N. “Jerry” Karabelas, Ph.D., a member of our Board of Directors, Jan Leschly, Richard Markham and David R. Ramsay. The address of the Care Capital Entities is 47 Hull Street, Suite 310, Princeton, New Jersey 08540.
(4)	Consists of 1,917,906 shares beneficially owned by MedImmune Ventures, Inc. The voting and investment power of the shares held by MedImmune Ventures, Inc. is determined by Ron Laufer, Senior Managing Director of MedImmune Ventures, Inc. Isai Peimer, a member of our Board of Directors, is a Managing Director at MedImmune Ventures, Inc. The address of MedImmune Ventures, Inc. is 1 MedImmune Way, Gaithersburg, Maryland 20878.
(5)	Consists of (a) 1,265,276 shares beneficially owned by Pitango Venture Capital Fund IV L.P. (“Pitango Fund IV”) and 27,308 shares beneficially owned by Pitango Venture Capital Fund Principals IV L.P. (“Pitango Principals”). The general partner and manager of Pitango Fund IV and Pitango Principals is Pitango V.C. Fund IV, L.P., whose general partner is Pitango G.P. Capital Holdings Ltd., an Israeli company owned indirectly (through personal holding entities) by each of the following individuals: Rami Kalish, Chemi J. Peres, Aaron Mankovski, Isaac Hillel, Rami Beracha and Zeev Binman. These individuals share voting and dispositive power, but none of them has sole voting or dispositive power, over the shares held by Pitango Fund IV and Pitango Principals. Ittai Harel, a member of our Board of Directors, is a general partner with Pitango Venture Capital. The address of the Pitango Fund IV and Pitango Principals is 11 Hamenofim Street, Building B, Herzliya Pituach 46725, Israel.
(6)	Includes 2,367 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2015.
(7)	Includes 1,846 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2015.
(8)	Consists of 9,857 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2015.
(9)	Includes 16,017 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2015.
(10)	In addition to the shares described in note (3) above, includes 9,857 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2015.
(11)	In addition to the shares described in note (4) above, includes 9,857 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2015.
(12)	Consists of 9,857 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2015.
(13)	Includes 69,515 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 31, 2015.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock, to report to the SEC their initial ownership of our common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the SEC and we are required to disclose in this proxy statement any late filings or failures to file. Based solely on our review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2014, all Section 16(a) filing requirements for our most recent fiscal year were satisfied, except with respect to two late Form 3 filings concerning certain shares owned by Mr. Paul G. Howes and Mr. William K. McVicar.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following sets forth the aggregate information of our equity compensation plans in effect as of December 31, 2014. Our equity plans consist of the 2014 Plan, our 2004 Stock Option and Incentive Plan and our 2014 Employee Stock Purchase Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1):	911,705	$4.803	1,435,375
Equity compensation plans not approved by security holders	—	—	—

Total	911,705	$4.803	1,435,375

(1)	No additional awards will be made under the 2004 Stock Option and Incentive Plan.

STOCKHOLDER PROPOSALS AND NOMINATIONS

Stockholder proposals should be addressed to our Secretary, c/o Inotek Pharmaceuticals Corporation, 131 Hartwell Avenue, Suite 105, Lexington, MA 02421.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the one-year anniversary of the preceding year’s annual meeting. Provided, however, that in the event the annual meeting is first convened more than thirty (30) days before or more than sixty (60) days after such anniversary date, or if no annual meeting were held in the preceding year, a stockholder’s notice must be received by our corporate secretary not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. For stockholder proposals to be brought before the 2016 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at the address set forth above no earlier than February 25, 2016 and no later than March 26, 2016.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders must also satisfy the SEC regulations under Rule 14a-8 of the Exchange Act, and be received not later than December 30, 2015. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy card for such meeting any stockholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to Rule 14a-8 of the Exchange Act.

OTHER MATTERS

As of the time of preparation of this proxy statement, neither the Board nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this proxy statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

AVAILABILITY OF CERTAIN DOCUMENTS

Accompanying this proxy statement and posted on the investor relations portion of our website at www.inotekpharma.com with this proxy statement, is our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. The inclusion of our website address here and elsewhere in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement. We will also mail without charge, upon written request, a copy of that Annual Report excluding exhibits. Requests can be made by email by emailing info@inotekpharma.com, or by a written request addressed to our Secretary, c/o Inotek Pharmaceuticals Corporation, 131 Hartwell Avenue, Suite 105, Lexington, MA 02421. Please include your control number with your request.

Stockholders residing in the same household who hold their stock through a bank or broker may receive only one set of proxy materials in accordance with a notice sent earlier by their bank or broker unless we have received contrary instructions from one or more of the stockholders. This practice will continue unless instructions to the contrary are received by your bank or broker from one or more of the stockholders within the household. We will promptly deliver a separate copy of the proxy materials to such stockholders if you make a written or oral request to our corporate secretary at the address above, or by calling (781) 676-2100.

If you hold your shares in “street name” and reside in a household that received only one copy of the proxy materials, you can request to receive a separate copy in the future by following the instructions sent by your bank or broker. If your household is receiving multiple copies of the proxy materials, you may request that only a single set of materials be sent by following the instructions sent by your bank or broker.

By Order of the Board of Directors

Dale Ritter

Vice President—Finance

Lexington, Massachusetts

April 29, 2015

Appendix A

INOTEK PHARMACEUTICALS CORPORATION

AMENDED AND RESTATED 2014 STOCK OPTION AND INCENTIVE PLAN

GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Inotek Pharmaceuticals Corporation 2014 Amended and Restated Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Inotek Pharmaceuticals Corporation (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 21.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations; provided further, however, that if the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s Initial Public Offering.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Initial Public Offering” means the consummation of the first underwritten, firm commitment public offering pursuant to an effective registration statement under the Act covering the offer and sale by the Company of its equity securities, or such other event as a result of or following which the Stock shall be publicly held.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance-Based Award” means any Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.

“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: total shareholder return, earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, funds from operations or similar measure, sales or revenue, developmental, clinical or regulatory milestones, acquisitions or strategic transactions, including licenses, collaborations, joint ventures, or promotion arrangements, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee may appropriately adjust any evaluation performance under a Performance Criterion to exclude any of the following events that occurs during a Performance Cycle: (i) asset write-downs or impairments, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reporting results, (iv) accruals for reorganizations and restructuring programs, (v) any extraordinary non-recurring items, including those described in the Financial Accounting Standards Board’s authoritative guidance and/or in management’s discussion and analysis of financial condition of operations appearing the Company’s annual report to stockholders for the applicable year, and (vi) any other extraordinary items adjusted from the Company U.S. GAAP results.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award, the vesting and/or payment of which is subject to the attainment of one or more Performance Goals. Each such period shall not be less than 12 months.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

“Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

Administration of Plan. The Plan shall be administered by the Administrator.

Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

to select the individuals to whom Awards may from time to time be granted;

to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

to determine the number of shares of Stock to be covered by any Award;

to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

to accelerate at any time the exercisability or vesting of all or any portion of any Award.

subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and

at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 2,175,216 shares (the “Initial Limit”), subject to adjustment as provided in Section 3(b), plus on January 1, 2016 and each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by 4 percent of the number of shares of Stock issued and outstanding on the immediately preceding December 31 (the “Annual Increase”). Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Initial Limit cumulatively increased on January 1, 2016 and on each January 1 thereafter by the lesser of the Annual Increase for such year or 8,000,000 shares of Stock, subject in all cases to adjustment as provided in Section 3(b). The shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 1,000,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards or except as may be otherwise provided in the relevant Award Certificate, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee.

ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and Consultants of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

STOCK OPTIONS

Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Certificate:

In cash, by certified or bank check or other instrument acceptable to the Administrator;

Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of

Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

STOCK APPRECIATION RIGHTS

Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator. The term of a Stock Appreciation Right may not exceed ten years.

RESTRICTED STOCK AWARDS

Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

RESTRICTED STOCK UNITS

Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.

Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.

Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

CASH-BASED AWARDS

Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified Performance Goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

PERFORMANCE SHARE AWARDS

Nature of Performance Share Awards. The Administrator may grant Performance Share Awards under the Plan. A Performance Share Award is an Award entitling the grantee to receive shares of Stock upon the attainment of performance goals. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the performance goals, the periods during which performance is to be measured, which may not be less than one year except in the case of a Sale Event, and such other limitations and conditions as the Administrator shall determine.

Rights as a Stockholder. A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares of Stock actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).

Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

Performance-Based Awards. The Administrator may grant one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Units, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. Each Performance-Based Award shall comply with the provisions set forth below.

Grant of Performance-Based Awards. With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

Payment of Performance-Based Awards. Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee’s Performance-Based Award.

Maximum Award Payable. The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 1,000,000 shares of Stock (subject to adjustment as provided in Section 3(c) hereof) or $1,000,000 in the case of a Performance-Based Award that is a Cash-Based Award.

DIVIDEND EQUIVALENT RIGHTS

Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units or Performance Share Award shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

Transferability of Awards

Transferability. Except as provided in Section 14(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

Administrator Action. Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

Family Member. For purposes of Section 14(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-

in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

TAX WITHHOLDING

Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. The Administrator may also require Awards to be subject to mandatory share withholding up to the required withholding amount. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.

Section 409A awards

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

TERMINATION OF EMPLOYMENT, TRANSFER, LEAVE OF ABSENCE, ETC.

Termination of Employment. If the grantee’s employer ceases to be a Subsidiary, the grantee shall be deemed to have terminated employment for purposes of the Plan.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(c) or 3(d), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 18 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c) or 3(d).

STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

GENERAL PROVISIONS

No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded.

The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

Stockholder Rights. Until Stock is deemed delivered in accordance with Section 20(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.

EFFECTIVE DATE OF PLAN

This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules or pursuant to written consent. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: November 18, 2014

DATE APPROVED BY STOCKHOLDERS: November 18, 2014

INOTEK PHARMACEUTICALS CORPORATION 131 HARTWELL AVENUE, SUITE 105 LEXINGTON, MA 02421

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

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VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board recommends you vote FOR the following:	For	Withhold
1. Election of Director

David P. Southwell	☐	☐

The Board recommends you vote FOR the following:	For	Against	Abstain

2. Ratification of the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.	☐	☐	☐

The Board recommends you vote FOR the following:	For	Against	Abstain

3. Ratification of the 2014 Stock Option And Incentive Plan	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report on Form 10-K for the year ended December 31, 2014 and Notice & Proxy Statement are available at www.proxyvote.com.

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INOTEK PHARMACEUTICALS CORPORATION

Annual Meeting of Stockholders

June 24, 2015

This proxy is solicited by the Board

The undersigned appoints David P. Southwell and Dale Ritter, or either of them, as Proxy holders, with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Inotek Pharmaceuticals Corporation (the “Company”), to be held on June 24, 2015, at 3:00 p.m., Eastern Time, at Goodwin Procter LLP, 53 State Street, Exchange Place, Boston MA, 02109, and at any adjournments or postponements of the Annual Meeting, and to vote on behalf of the undersigned as specified in this Proxy all the shares of common stock of the Company that the undersigned would be entitled to vote if personally present, upon the matters referred to on the reverse side hereof, and, in their sole discretion, upon any other business as may properly come before the Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Annual Meeting.

This Proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this Proxy will be voted in accordance with the Board’ recommendations, which are set forth on the reverse side hereof.

The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holders on any other matter that may properly come before the Annual Meeting and any adjournment or postponement thereof.

Continued and to be signed on reverse side